EXHIBIT (21)

SUBSIDIARIES OF THE REGISTRANT

Transamerica Life Insurance Company

Subsidiaries

Name	Country Region Code
Transamerica Life Insurance Company	IA
AEGON Affordable Housing Debt Fund I, LLC	DE
Aegon Community Investments 50, LLC	DE
Aegon Community Investments 51, LLC	DE
Aegon LIHTC Fund 51, LLC	DE
Aegon Community Investments 52, LLC	DE
Aegon LIHTC Fund 52, LLC	DE
Aegon Community Investments 53, LLC	DE
Aegon Community Investments 54, LLC	DE
Aegon Community Investments 55, LLC	DE
Aegon Community Investments 56, LLC	DE
Aegon Community Investments 57, LLC	DE
Aegon LIHTC Fund 57, LLC	DE
Aegon Community Investments 58, LLC	DE
Aegon LIHTC Fund 58, LLC	DE
Aegon Community Investments 59, LLC	DE
Aegon Community Investments 60, LLC	DE
Aegon Community Investments 61, LLC	DE
Aegon Community Investments 62, LLC	DE
Aegon LIHTC Fund 62, LLC	DE
Aegon Community Investments 63, LLC	DE
Aegon Community Investments 64, LLC	DE
Aegon Community Investments 65, LLC	DE
Aegon LIHTC Fund 65, LLC	DE
Aegon Community Investments 66, LLC	DE
Aegon LIHTC Fund 66, LLC	DE
Aegon Community Investments 67, LLC	DE
Aegon Community Investments 68, LLC	DE
Aegon LIHTC Fund 68, LLC	DE
Aegon Community Investments 69, LLC	DE
Aegon LIHTC Fund 69, LLC	DE
AEGON Direct Marketing Services, Inc.	MD
Transamerica International Direct Marketing Consultants, LLC	MD
Aegon Insights (Thailand) Limited	Thailand
AEGON Financial Services Group, Inc.	MN

Name	Country Region Code
Aegon LIHTC Fund 52, LLC	DE
Aegon LIHTC Fund 55, LLC	DE
Aegon LIHTC Fund 58, LLC	DE
AEGON Managed Enhanced Cash, LLC	DE
AEGON Managed Enhanced Cash, LLC	DE
Aegon Workforce Housing Fund 2, L.P	DE
Aegon Workforce Housing Fund 2 Holding Company B, LLC	DE
Aegon Workforce Housing Fund 2 Holding Company C, LLC	DE
AWHF2 Subsidiary Holding Company C, LLC	DE
Aegon Workforce Housing Fund 2 Holding Company, LLC	DE
Aegon Workforce Housing JV 4A, LLC	DE
Aegon Workforce Housing JV 4B, LLC	DE
Aegon Workforce Housing JV 4C, LLC	DE
Aegon Workforce Housing Fund 3, L.P	DE
Aegon Workforce Housing Fund 3 Holding Company, LLC	DE
Aegon Workforce Housing Fund 3, L.P	DE
Aegon Workforce Housing Separate Account 1, LLC	DE
Aegon Workforce Housing Separate Account 1, LLC	DE
Aegon Workforce Housing Park at Via Rosa REIT, LLC	DE
Cupples State LIHTC Investors, LLC	DE
AMTAX Holdings 613 LLC	OH
Cupples State LIHTC Investors, LLC	DE
Cupples State LIHTC Investors, LLC	DE
FD TLIC Limited Liability Company	NY
Garnet Assurance Corporation	KY
TAH Imani Fe GP, LLC	CA
Imani FE, L.P.	CA
Garnet Assurance Corporation III	IA
Garnet Community Investments IV, LLC	DE
Garnet Community Investments IX, LLC	DE
Garnet LIHTC Fund IX, LLC	DE
TAHP Fund 1, LLC	DE
AMTAX Holdings 483 LLC	OH
AMTAX Holdings 559, LLC	OH
AMTAX Holdings 588 LLC	OH
AMTAX Holdings 639 LLC	OH
AMTAX Holdings 649 LLC	OH
AMTAX Holdings 672 LLC	OH
Garnet Community Investments V, LLC	DE
Garnet LIHTC Fund V, LLC	DE
Garnet Community Investments VI, LLC	DE
Garnet LIHTC Fund VI, LLC	DE
Garnet Community Investments VII, LLC	DE
Garnet LIHTC Fund VII, LLC	DE
AMTAX Holdings 613 LLC	OH

Name	Country Region Code
Garnet Community Investments VIII, LLC	DE
Garnet LIHTC Fund VIII, LLC	DE
TAHP Fund 2, LLC	DE
AMTAX Holdings 308 LLC	OH
AMTAX Holdings 388 LLC	OH
AMTAX Holdings 713 LLC	OH
Garnet Community Investments X, LLC	DE
Garnet LIHTC Fund X, LLC	DE
Garnet Community Investments XI, LLC	DE
Garnet LIHTC Fund XI, LLC	DE
Garnet Community Investments XII, LLC	DE
Garnet LIHTC Fund XII, LLC	DE
Garnet LIHTC Fund XII-A, LLC	DE
Garnet LIHTC Fund XII, LLC	DE
Garnet LIHTC Fund XII-B, LLC	DE
Garnet LIHTC Fund XII, LLC	DE
Garnet LIHTC Fund XII-C, LLC	DE
Garnet LIHTC Fund XII, LLC	DE
Garnet Community Investments XL, LLC	DE
Garnet LIHTC Fund XL, LLC	DE
Garnet Community Investments XLI, LLC	DE
Garnet LIHTC Fund XLI, LLC	DE
Garnet Community Investments XLII, LLC	DE
Garnet LIHTC Fund XLII, LLC	DE
Garnet Community Investments XLIII, LLC	DE
Garnet Community Investments XLIV, LLC	DE
Garnet Community Investments XLIX, LLC	DE
Garnet Community Investments XLV, LLC	DE
Garnet Community Investments XLVI, LLC	DE
Garnet LIHTC Fund XLVI, LLC	DE
Garnet Community Investments XLVII, LLC	DE
Garnet LIHTC Fund XLVII, LLC	DE
Garnet Community Investments XLVIII, LLC	DE
Garnet LIHTC Fund XLVIII, LLC	DE
Garnet Community Investments XVIII, LLC	DE
Garnet LIHTC Fund XVIII, LLC	DE
Garnet Community Investments XX, LLC	DE
Garnet Community Investments XXIV, LLC	DE
Garnet LIHTC Fund XXIV, LLC	DE
Garnet Community Investments XXIX, LLC	DE
Garnet LIHTC Fund XXIX, LLC	DE
Garnet Community Investments XXV, LLC	DE
Garnet LIHTC Fund XXV, LLC	DE
Garnet Community Investments XXVI, LLC	DE
Garnet LIHTC Fund XXVI, LLC	DE

Name	Country Region Code
Garnet Community Investments XXVII, LLC	DE
Garnet LIHTC Fund XXVII, LLC	DE
Garnet Community Investments XXVIII, LLC	DE
Garnet LIHTC Fund XXVIII, LLC	DE
Garnet LIHTC Fund XXV, LLC	DE
Garnet Community Investments XXXI, LLC	DE
Garnet LIHTC Fund XXXI, LLC	DE
Garnet Community Investments XXXII, LLC	DE
Garnet LIHTC Fund XXXII, LLC	DE
Garnet Community Investments XXXIII, LLC	DE
Garnet LIHTC Fund XXXIII, LLC	DE
Garnet Community Investments XXXIV, LLC	DE
Garnet LIHTC Fund XXXIV, LLC	DE
Garnet Community Investments XXXIX, LLC	DE
Garnet LIHTC Fund XXXIX, LLC	DE
Garnet Community Investments XXXV, LLC	DE
Garnet LIHTC Fund XXXV, LLC	DE
Apollo Housing Capital Arrowhead Gardens, L.L.C.	DE
Garnet Community Investments XXXVI, LLC	DE
Garnet LIHTC Fund XXXVI, LLC	DE
Garnet Community Investments XXXVII, LLC	DE
Garnet LIHTC Fund XXXVII, LLC	DE
Garnet Community Investments XXXVIII, LLC	DE
Garnet Community Investments, LLC	DE
Garnet LIHTC Fund XIII, LLC	DE
Garnet LIHTC Fund XIII-A, LLC	DE
Garnet LIHTC Fund XIII, LLC	DE
Garnet LIHTC Fund XIII-B, LLC	DE
Garnet LIHTC Fund XIII, LLC	DE
Garnet LIHTC Fund XIV, LLC	DE
Imani FE, L.P.	CA
Garnet LIHTC Fund XIX, LLC	DE
TAHP Fund VII, LLC	DE
AMTAX Holdings 561 LLC	OH
Garnet LIHTC Fund XV, LLC	DE
Garnet LIHTC Fund XVI, LLC	DE
Garnet LIHTC Fund XVII, LLC	DE
Garnet LIHTC Fund XX, LLC	DE
Garnet LIHTC Fund XXII, LLC	DE
Garnet LIHTC Fund XXIII, LLC	DE
Garnet LIHTC Fund IX, LLC	DE
Garnet LIHTC Fund V, LLC	DE
Garnet LIHTC Fund VI, LLC	DE
Garnet LIHTC Fund VII, LLC	DE
Garnet LIHTC Fund VIII, LLC	DE

Name	Country Region Code
Garnet LIHTC Fund XI, LLC	DE
Garnet LIHTC Fund XII-A, LLC	DE
Garnet LIHTC Fund XII-B, LLC	DE
Garnet LIHTC Fund XII-C, LLC	DE
Garnet LIHTC Fund XIII-A, LLC	DE
Garnet LIHTC Fund XIII-B, LLC	DE
Garnet LIHTC Fund XIV, LLC	DE
Garnet LIHTC Fund XIX, LLC	DE
Garnet LIHTC Fund XLI, LLC	DE
Garnet LIHTC Fund XLVII, LLC	DE
Garnet LIHTC Fund XV, LLC	DE
Garnet LIHTC Fund XVII, LLC	DE
Garnet LIHTC Fund XXIII, LLC	DE
Garnet LIHTC Fund XXIV, LLC	DE
Garnet LIHTC Fund XXVII, LLC	DE
Garnet LIHTC Fund XXXIV, LLC	DE
Garnet LIHTC Fund XXXVII, LLC	DE
Life Investors Alliance LLC	DE
LIICA Re II, Inc.	VT
Natural Resources Alternatives Portfolio 3, LLC	DE
Natural Resources Alternatives Portfolio 3, LLC	DE
Natural Resources Alternatives Portfolio I, LLC	DE
Natural Resources Alternatives Portfolio I, LLC	DE
Natural Resources Alternatives Portfolio II, LLC	DE
Natural Resources Alternatives Portfolio II, LLC	DE
Peoples Benefit Services, LLC	PA
Real Estate Alternatives Portfolio 2, L.L.C.	DE
Real Estate Alternatives Portfolio 2, L.L.C.	DE
Real Estate Alternatives Portfolio 2, L.L.C.	DE
Real Estate Alternatives Portfolio 2, L.L.C.	DE
Real Estate Alternatives Portfolio 3, L.L.C.	DE
Real Estate Alternatives Portfolio 3, L.L.C.	DE
Real Estate Alternatives Portfolio 3, L.L.C.	DE
Real Estate Alternatives Portfolio 3A, Inc.	DE
Real Estate Alternatives Portfolio 4 HR, LLC	DE
Real Estate Alternatives Portfolio 4 HR, LLC	DE
Real Estate Alternatives Portfolio 4 MR, LLC	DE
Yarra Rapids, LLC	DE
239 West 20th Street, LLC	DE
25 East 38th Street, LLC	DE
313 East 95th Street, LLC	DE
319 East 95th Street, LLC	DE
Real Estate Alternatives Portfolio 4 MR, LLC	DE
TA Private Equity Assets, LLC	DE
TA-APOP I, LLC	DE

Name	Country Region Code
TA-APOP I-A, LLC	DE
TA-APOP II, LLC	DE
THH Acquisitions, LLC	IA
TLIC Oakbrook Reinsurance Inc.	IA
TLIC Watertree Reinsurance Inc.	IA
Transamerica Asset Management, Inc.	FL
Transamerica Bermuda Re, Ltd.	Bermuda
Transamerica Fund Services, Inc.	FL
Transamerica Life (Bermuda) Ltd.	Bermuda
Transamerica Pacific Re, Inc.	VT
Zero Beta Fund, LLC	DE
Zero Beta Fund, LLC	DE